FIRST AMENDMENT TO SUPPLEMENT #2 TO MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO SUPPLEMENT #2 TO MASTER LOAN AGREEMENT (this “First Amendment”) is made effective as of the 24th day of June, 2019, by and between CONTRAIL AVIATION SUPPORT, LLC (“CAS”) and OLD NATIONAL BANK (the “Lender, and together with CAS, collectively the “Parties”) and amends that certain Supplement #2 to Master Loan Agreement dated as of June 24, 2019, (the “Supplement”), by and among CAS and Lender.
RECITALS

The Parties, along with Contrail Aviation Leasing, LLC (“CAL”), are parties to a Master Loan Agreement dated June 24, 2019 (the “Master Loan Agreement”).
The Parties are parties to the Supplement.
The Supplement is a Supplement to and under the Master Loan Agreement.
The Parties desire to amend the Supplement as provided below.
AGREEMENT

In consideration of the recital, the promises and agreements set forth in the Supplement, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS AND REFERENCES.
Capitalized terms not otherwise defined herein have the meanings assigned in the Supplement and the Master Loan Agreement. All references to the Supplement contained in the Master Loan Agreement, Collateral Documents and the other Loan Documents shall mean the Supplement as amended by this First Amendment.

2.	AMENDMENT TO DEFINITION OF “REVOLVING NOTE MATURITY DATE.”
Section 1 of the Supplement is hereby amended by deleting the existing definition of “Revolving Note Maturity Date” in its entirety and replacing it with the following:
“Revolving Note Maturity Date” means September 5, 2021, or such earlier date on which the Revolving Note becomes due and payable pursuant to this Supplement or the Master Loan Agreement.

3.	ADDITION OF NEW PROVISIONS TO SUPPLEMENT REGARDING NON-USAGE FEE.

(a)	Section 1 of the Supplement is hereby amended by inserting the definition of “Unused Revolving Credit Commitment Fee” following the definition of “Testing Period” as follows:

{B0723945.2 }

“Unused Revolving Credit Commitment Fee” has the meaning ascribed to it in Section 2.4(c) of this Supplement.

(b)	The following is hereby inserted into the Supplement as a new Section 2.4(c):
“The Borrower shall pay to the Lender a commitment fee at the rate per annum equal to 0.075% of the daily amount by which the face amount of the Revolving Note , as amended, renewed or restated from time to time, exceeds the principal amount of Revolving Loans then outstanding (the “Unused Revolving Credit Commitment Fee”). The Unused Revolving Credit Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date of this Supplement) and on the Revolving Note Maturity Date for revolving credit loans, unless the Revolving Note, as amended, renewed or restated from time to time, is terminated in whole on an earlier date, in which event the Unused Revolving Credit Commitment Fee for the period to the date of such termination in whole shall be paid on the date of such termination.

4.	EFFECTIVENESS OF THIS FIRST AMENDMENT; RENEWAL FEE.
This First Amendment shall become effective only upon completion of the following: (i) execution and delivery hereof by the Parties; and (ii) payment by CAS to Lender of a renewal fee in the amount of $25,000.00.

5.	NO WAVIER.
Nothing contained herein shall be construed as a waiver by Lender of: (a) any of its rights and remedies under the Supplement, Master Loan Agreement, the Loan Documents, at law or in equity; or (b) CAS’s continued compliance with each representation, warranty, covenant and provision of the Supplement, the Master Loan Agreement and the other Loan Documents. CAS acknowledges and agrees that no waiver of any provision of the Master Loan Agreement or the other Loan Documents by Lender has occurred and that nothing contained herein shall impair the right of Lender to require strict performance by CAS of the Supplement, the Master Loan Agreement and the other Loan Documents. Further, CAS acknowledges and agrees that no delay by Lender in exercising any right, power or privilege under the Supplement, the Master Loan Agreement or any other Loan Document shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege thereunder shall preclude other or further exercise thereof or the exercise of any other right, power or privilege.

6.	REPRESENTATIONS AND WARRANTIES.
CAS represents and warrants to Lender that:

(a)
The execution and delivery of this First Amendment is within its power and authority, has been duly authorized by all proper action on the part of CAS, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the organizational documents of CAS or the terms of

{B0723945.2 }

any agreement, restriction or undertaking to which CAS is a party or by which it is bound, and do not require the approval or consent of any governmental body, agency or authority or any other person or entity other than those consents and approvals in full force and effect.

(b)
This First Amendment has been duly executed and delivered by CAS and constitutes a legal, valid and binding obligation of CAS, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)
The representations and warranties contained in the Master Loan Agreement are correct and complete as of the date of this First Amendment (except to the extent such representation or warranty relates to a stated earlier date in which case it shall continue to be true and correct as of such date), and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute a Default or an Event of Default under the Master Loan Agreement.

7.	MISCELLANEOUS.

(a)
Expenses and Fees. In addition to the non-usage fee and renewal fee set forth in Sections 3 and 4 above, CAS agrees to pay on demand all reasonable out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this First Amendment, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender’s outside counsel.

(b)
Amendments and Waivers. This First Amendment may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

(c)	Headings. The headings in this First Amendment are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this First Amendment.

(d)	Affirmation. Each Party hereto affirms and acknowledges that the Supplement as amended by this First Amendment remains in full force and effect in accordance with its terms, as amended hereby.

(e)
Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereto by facsimile or by electronic transmission of a portable document file (PDF or similar file) shall be as effective as delivery of a manually executed counterpart signature page hereto.

[remainder of page intentionally left blank; signature page follows]

{B0723945.2 }

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the day and year first above written.
BORROWER:                        LENDER:

CONTRAIL AVIATION SUPPORT, LLC        OLD NATIONAL BANK
By:                                By:
Joseph Kuhn                            Its:
Its: CEO

18615837v1

[Signature Page to Second Amendment to Business Loan Agreement]